Exhibit 10.1

AMENDMENT NO. 2 TO CREDIT AGREEMENT

THIS AMENDMENT NO. 2 TO CREDIT AGREEMENT dated as of June 23, 2014 (this “Amendment”), is among TETRA TECH, INC., a Delaware corporation (the “Company”), TETRA TECH CANADA HOLDING CORPORATION, a Canadian corporation (together with the Company, collectively, the “Borrowers”), BANK OF AMERICA, N.A., in its capacities as the Administrative Agent (in such capacity, the “Administrative Agent”) and a Lender, each of the other Lenders party hereto and each of the Subsidiary Guarantors party hereto.

RECITALS:

A.                                    The Borrowers, the Lenders and the Administrative Agent have entered into an Amended and Restated Credit Agreement dated as of May 7, 2013 (as amended by an Amendment No. 1 to Credit Agreement dated as of September 27, 2013, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

B.                                    The Subsidiary Guarantors and the Administrative Agent have entered into Subsidiary Guaranties dated of even date with the Credit Agreement (the “Subsidiary Guaranties”) and various Security Instruments.

C.                                    The Borrowers have requested to amend the Credit Agreement as set forth below.

D.                                    Subject to the terms and conditions set forth below, the parties hereto have agreed to so amend the Credit Agreement.

In furtherance of the foregoing, the parties agree as follows:

Section 1.                                          Amendment to Credit Agreement.  Subject to the covenants, terms and conditions set forth herein and in reliance upon the representations and warranties set forth herein, clause (c) of Section 7.06 of the Credit Agreement is amended and restated in its entirety to read as follows:

(c)                                  so long as no Default shall have occurred and be continuing at the time of any action described below or would result therefrom and, after giving effect thereto (and any incurrence of Indebtedness in connection therewith), the Company and its Subsidiaries shall be in pro forma compliance with the financial covenants set forth in Section 7.11, such compliance to be determined on the basis of financial information most recently delivered to the Administrative Agent pursuant to Section 6.01(a) or (b), the Company may, during each fiscal year (beginning with the fiscal year that begins on September 29, 2014), make Permitted Share Repurchases in an amount equal to the greater of $75,000,000 or 7.5% of Consolidated Net Worth as of the end of the immediately preceding fiscal year (without any carry forward of unused portions of such basket to subsequent fiscal years);

The amendment to the Credit Agreement is limited to the extent specifically set forth above and no other terms, covenants or provisions of the Loan Documents are intended to be affected hereby.

Section 2.                                          Conditions Precedent.  The parties hereto agree that the amendment set forth in Section 1 above shall not be effective until the satisfaction of each of the following conditions precedent:

(a)                                 Documentation.  The Administrative Agent shall have received a counterpart of this Amendment, duly executed and delivered by the Borrowers, the Subsidiary Guarantors and the Required Lenders.

(b)                                 Legal Fees and Expenses.  All fees and expenses of counsel to the Administrative Agent estimated to date shall have been paid in full (without prejudice to final settling of accounts for such fees and expenses).

Section 3.                                          Representations And Warranties.

(a)                                 In order to induce the Administrative Agent and the Lenders to enter into this Amendment, each Borrower represents and warrants to the Administrative Agent and the Lenders as follows:

(i)                                     The representations and warranties of the Borrowers and the other Loan Parties contained in Article V of the Credit Agreement or any other Loan Document are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this Amendment, the representations and warranties contained in Sections 5.05(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b) of the Credit Agreement, respectively.

(ii)                                  Since the date of the Audited Financial Statements, there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect.

(iii)                               No Default has occurred and is continuing or will exist after giving effect to this Amendment.

(b)                                 In order to induce the Administrative Agent and the Lenders to enter into this Amendment, each Borrower and each Subsidiary Guarantor represents and warrants to the Administrative Agent and the Lenders that this Amendment has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation.

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Section 4.                                          Miscellaneous.

(a)                                 Ratification and Confirmation of Loan Documents.  Each Borrower and each Subsidiary Guarantor hereby consents, acknowledges and agrees to the amendment set forth herein and hereby confirms and ratifies in all respects the Loan Documents to which such Person is a party (including without limitation, with respect to each Subsidiary Guarantor, the continuation of its payment and performance obligations under the Subsidiary Guaranty to which it is a party upon and after the effectiveness of the amendment contemplated hereby and, with respect to each Borrower and each Subsidiary Guarantor, the continuation and extension of the liens granted under the Security Instruments to secure the Secured Obligations, in each case after giving effect to the amendment set forth herein).

(b)                                 Fees and Expenses.  The Company shall pay on demand all reasonable costs and expenses of the Administrative Agent in connection with the preparation, negotiation, execution, and delivery of this Amendment and any other documents prepared in connection herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent.

(c)                                  Headings.  Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

(d)                                 Governing Law; Jurisdiction; Waiver of Jury Trial; Etc.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York, and shall be further subject to the provisions of Sections 10.14 and 10.15 of the Credit Agreement.

(e)                                  Counterparts.  This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original, and all of which when taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile or electronic transmission (including .pdf file) shall be effective as delivery of a manually executed counterpart hereof.

(f)                                   Entire Agreement.  This Amendment, together with all the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter.  No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty.  Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof.  None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise except in writing in accordance with Section 10.01 of the Credit Agreement.

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(g)                                  Enforceability.  Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

(h)                                 Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns (subject to Section 10.06 of the Credit Agreement).

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

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The following parties have caused this Amendment to be executed as of the date first written above.

BORROWERS:

TETRA TECH, INC.

By:	/s/ Dan L. Batrack
Name:	Dan L. Batrack
Title:	Chairman and Chief Executive Officer

TETRA TECH CANADA HOLDING CORPORATION

By:	/s/ Dan L. Batrack
Name:	Dan L. Batrack
Title:	President

AMENDMENT NO. 2 TO CREDIT AGREEMENT

Signature Page

SUBSIDIARY GUARANTORS:

ADVANCED MANAGEMENT TECHNOLOGY, INC.
AMERICAN ENVIRONMENTAL GROUP, LTD.
ARD, INC.
ARDAMAN & ASSOCIATES, INC.
COSENTINI ASSOCIATES, INC.
PRO-TELLIGENT, LLC
ROONEY ENGINEERING, INC.
TETRA TECH CONSTRUCTION, INC.
TETRA TECH EC, INC.
TETRA TECH ES, INC.
TETRA TECH TESORO, INC.
WESTERN UTILITY CONTRACTORS, INC.
BPR INC.
BPR - BÂTIMENT INC.
BPR-ÉNERGIE INC.
BPR-INFRASTRUCTURE INC.
PARKLAND PIELINE CONTRACTORS LTD.
PARKLAND PIPELINE EQUIPMENT LTD.
PARK L PROJECTS LTD.
TETRA TECH EBA INC.
TETRA TECH INDUSTRIEL INC.
TETRA TECH INDUSTRIES INC.
TETRA TECH OGD INC.
TETRA TECH WEI INC.

By:	/s/ Dan L. Batrack
Name:	Dan L. Batrack
Title:	Vice President

TETRA TECH EXECUTIVE SERVICES, INC.

By:	/s/ Dan L. Batrack
Name:	Dan L. Batrack
Title:	Chief Executive Officer

TETRA TECH HOLDING LLC

By:	TETRA TECH, INC., its Sole Member

	By:	/s/ Dan L. Batrack
	Name:	Dan L. Batrack
	Title:	Chairman and Chief Executive Officer

AMENDMENT NO. 2 TO CREDIT AGREEMENT

Signature Page

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Robert J. Rittelmeyer
Name:	Robert J. Rittelmeyer
Title:	Vice President

AMENDMENT NO. 2 TO CREDIT AGREEMENT

Signature Page

LENDERS:

BANK OF AMERICA, N.A.

By:	/s/ Arthur Ng
Name:	Arthur Ng
Title:	Vice President

AMENDMENT NO. 2 TO CREDIT AGREEMENT

Signature Page

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Marty McDonald
Name: Marty McDonald
Title: AVP

U.S. BANK NATIONAL ASSOCIATION,
CANADA BRANCH

By:	/s/ Paul Rodgers
Name: Paul Rodgers
Title: Principal Officer

AMENDMENT NO. 2 TO CREDIT AGREEMENT

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WELLS FARGO BANK, N.A.

By:	/s/ Catherine Abe
Name: Catherine Abe
Title: Senior Vice President

AMENDMENT NO. 2 TO CREDIT AGREEMENT

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BANK OF MONTREAL

By:	/s/ Michael Gift
Name: Michael Gift
Title: Vice President

By:	/s/ Sean Gallaway
Name: Sean Gallaway
Title: Vice President

AMENDMENT NO. 2 TO CREDIT AGREEMENT

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HSBC BANK USA, NATIONAL ASSOCIATION

By:	/s/ Matthew Niemenberg
Name: Matthew Niemenberg
Title: Vice President

AMENDMENT NO. 2 TO CREDIT AGREEMENT

Signature Page

UNION BANK, N.A.

By:	/s/ Susan J. Swerdloff
Name: Susan J. Swerdloff
Title: Senior Vice President

UNION BANK, Canada Branch

By:	/s/ Anne Collins
Name: Anne Collins
Title: Vice President

AMENDMENT NO. 2 TO CREDIT AGREEMENT

Signature Page

SUMITOMO MITSUI BANKING CORPORATION

By:	/s/ James D. Weinstein
Name: James D. Weinstein
Title: Managing Director

AMENDMENT NO. 2 TO CREDIT AGREEMENT

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THE BANK OF NOVA SCOTIA

By:	/s/ Eugene Dempsey
Name: Eugene Dempsey
Title: Director

AMENDMENT NO. 2 TO CREDIT AGREEMENT

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THE NORTHERN TRUST COMPANY

By:	/s/ Brandon C. Rolek
Name: Brandon C. Rolek
Title: Senior Vice President

AMENDMENT NO. 2 TO CREDIT AGREEMENT

Signature Page